Unbilled receivables	12 Months Ended
Jun. 30, 2026
Unbilled Receivables
Unbilled receivables

16. Unbilled receivables

	2026 USD	2025 USD
Resource and managed services delivered but not yet billed — VIS India	605,203	–
Services delivered but not yet billed — VIS international sub-group	209,687	–
Accrued income receivable — Connect Simple, Vega group and VIS India sub-groups	282,378	–
	1,097,268	–

Unbilled receivables are contract assets representing the Group’s right to consideration for services performed before the reporting date where the right is conditional on something other than the passage of time, principally the completion of a billing cycle or the achievement of a contractual milestone. The VIS India balance arises on resource and managed service engagements billed monthly in arrears. The Vega balance arises on unmanned systems consulting and training engagements billed on completion of defined deliverables.

Amounts are transferred to trade receivables when the right to consideration becomes unconditional and an invoice is issued, which for substantially all of the balance occurs within one to two months of the reporting date. Unbilled receivables are measured at lifetime expected credit losses under the simplified approach. As they are invoiced within one to two months of the reporting date, their credit risk is assessed as equivalent to that of trade receivables in the up to 90 days band of the provision matrix (Note 40). Applying the loss rate of 2.99 percent for that band to the balance of USD 1,097,268 gives an expected credit loss of USD 32,780, which is not material, and no loss allowance has been recognised. The balances are expected to be recovered within twelve months.